October 16, 2020

Ryan Sutcliffe, Esquire

U.S. Securities & Exchange Commission

Division of Investment Management
100 F Street, N.E.

Washington, D.C. 20549

Re: T. Rowe Price Reserve Investment Funds, Inc. (“Registrant”)

 consisting of the following series:

  T. Rowe Price Transition Fund

 File No.: 811-08279

Dear Mr. Sutcliffe:

Pursuant to Section 8 of the Investment Company Act of 1940, as amended, we are hereby filing Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A. The amendment reflects the addition of a new series: the T. Rowe Price Transition Fund (the “Fund”). This registration statement is being used to register the shares of this new series under just the Investment Company Act of 1940 and not under the Securities Act of 1933 as well.

Since this Fund is new, no changes are marked in the Part A of the registration statement. However, the Statement of Additional Information (the “SAI”) is the same one used for all T. Rowe Price mutual funds (other than the T. Rowe Price Variable Insurance Product Funds). Accordingly, certain changes have been made to the SAI to reflect the addition of the Fund and those changes have been marked in Part B relative to the most recently filed SAI.

Since this registration statement is being filed only under the Investment Company Act of 1940, the filing is scheduled to go effective immediately although the Fund will begin operations on or around December 3, 2020.

Please contact me at 410-577-5024 or Vicki.Booth@troweprice.com, or in my absence, Fran Pollack-Matz at 410-345-6601, if we may be of further assistance.

Sincerely,

/s/Vicki Booth
Vicki Booth
Senior Legal Counsel and Vice President